Exhibit 25
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                             FORM T-1
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                   STATEMENT OF ELIGIBILITY
        UNDER THE TRUST INDENTURE ACT OF 1939 OF A
          CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO
               SECTION 305(b)(2)     |__|



                                  THE BANK OF NEW YORK
                   (Exact name of trustee as specified in its charter)

New York                                                             13-5160382
(State of incorporation                                         (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                                   10286
(Address of principal executive offices)                        (Zip code)


                    BALTIMORE GAS AND ELECTRIC COMPANY
            (Exact name of obligor as specified in its charter)


Maryland                                                            52-0280210
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)

Baltimore Gas and Electric Company
39 W. Lexington Street
Baltimore, Maryland                                           21201
(Address of principal executive offices)                 (Zip code)

                            _____________

                  5.25% Notes Due December 15, 2006
                (Title of the indenture securities)

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     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York     33 Liberty Plaza, New York,
                                             N.Y.  10045
        Federal Deposit Insurance Corporation Washington, D.C.  20429

        New York Clearing House Association  New York, New York   10005

        (b)    Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                                     SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of February, 2002.


                                       THE BANK OF NEW YORK


                                       By:      /s/  MING SHIANG
                                               Name:    MING SHIANG
                                               Title:      VICE PRESIDENT


                                                                 Exhibit 25

                       Consolidated Report of Condition of

                            THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                                        And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                           Dollar Amounts
ASSETS In Thousands Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..    $3,238,092
   Interest-bearing balances...........................     5,255,952
Securities:
   Held-to-maturity securities.........................       127,193
   Available-for-sale securities.......................    12,143,488
Federal funds sold and Securities purchased under
   agreements to resell................................       281,677
Loans and lease financing receivables:
   Loans and leases held for sale................                 786
   Loans and leases, net of unearned
     income...............                                 46,206,726
   LESS: Allowance for loan and
     lease losses............                                 607,115
   Loans and leases, net of unearned
     income and allowance..............................     45,599,611
Trading Assets.........................................      9,074,924
Premises and fixed assets (including capitalized
   leases).............................................        783,165
Other real estate owned................................            935
Investments in unconsolidated subsidiaries and
   associated companies................................        200,944
Customers' liability to this bank on acceptances
   outstanding.........................................        311,521
Intangible assets......................................
   Goodwill............................................      1,546,125
   Other intangible assets.............................          8,497
Other assets...........................................      8,761,129
                                                             ---------
Total assets...........................................    $87,334,039
LIABILITIES
Deposits:
   In domestic offices.................................    $28,254,986
   Noninterest-bearing.......................               10,843,829
   Interest-bearing..........................               17,411,157
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................     31,999,406
   Noninterest-bearing........................               1,006,193
   Interest-bearing..........................               30,993,213
Federal funds purchased and securities sold under
   agreements to repurchase............................      6,004,678
Trading liabilities....................................      2,286,940
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                          1,845,865
Bank's liability on acceptances executed and
   outstanding.........................................        440,362
Subordinated notes and debentures......................      2,196,000
Other liabilities......................................      7,606,565
Total liabilities......................................    $80,634,802
EQUITY CAPITAL
Common stock...........................................      1,135,284
Surplus................................................      1,050,729
Retained earnings......................................      4,436,230
Accumulated other comprehensive income.........                 76,292
Other equity capital components.....................                 0
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Total equity capital...................................      6,698,535
Total liabilities and equity capital...................    $87,334,039


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
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                                    Thomas J. Mastro,
                                    Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                                 Directors
Alan R. Griffith


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